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                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 28, 2002
                                  ------------

                         STERLING FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Pennsylvania                   0-16276                  23-2449551
         ------------                   -------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


101 North Pointe Boulevard, Lancaster, Pennsylvania           17601-4133
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code     (717) 581-6030
                                                       --------------


                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

           On May 28, 2002, Sterling Financial Corporation issued a press release announcing the declaration of a cash dividend. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 6.    RESIGNATION'S OF REGISTRANT'S DIRECTORS.

           Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)      Not Applicable.

           (b)      Not Applicable.

           (c)      Exhibits:

                    99.1   Press Release of Registrant, dated May 28, 2002,
                           Re: Registrant announces the declaration of a cash dividend.

ITEM 8.    CHANGES IN FISCAL YEAR.

           Not Applicable.

ITEM 9.    REGULATION FD DISCLOSURE.

           Not Applicable.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING FINANCIAL CORPORATION




                                       By: /s/ J. Roger Moyer, Jr.
                                           -----------------------
                                           J. Roger Moyer, Jr.
                                           President and Chief Executive Officer




DATE     May 28, 2002
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EXHIBIT INDEX



--------------------------------------------------------------------------------
                                                        Page Number in Manually
Exhibit                                                 Signed Original
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  99.1    Press Release, of Sterling Financial                   6
          Corporation dated May 28, 2002
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